Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events.
Subsequent Events

27. Subsequent Events

In February 2024, the Company was approved by the board of directors to enter into a series of agreements with Xiamen International Bank. Under the agreements, the Company would be authorized a two-year bank credit line with the amount up to RMB200,000, and the proximately equal amount of term deposits in U.S. dollars of So-Young HK, the subsidiary of the Company, would be pledged as collateral for the withdraws under such credit line.

In March 2024, the board of directors of the Company authorized a share repurchase program under which the Company is authorized to repurchase up to an aggregate value of US$25,000 of its shares (including in the form of ADS) during the 12-month period beginning from March 22, 2024. As of the date of this annual report, the Company has repurchased approximately 275 thousands ADSs (equivalent to 212 thousands ordinary shares) for approximately US$314 under this program.

In March 2024, the board of directors of the Company declared a special cash dividend of US$0.078 per ordinary share, or US$0.06 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on April 12, 2024, U.S. Eastern Time, payable in U.S. dollars. The ex-dividend date will be April 11, 2024. The payment date is expected to be on or around April 29, 2024. Dividend to be paid to the Company’s ADS holders through the depositary bank will be subject to the terms of the deposit agreement. The total amount of cash to be distributed for the dividend is expected to be approximately US$6,139, which will be funded by surplus cash on the Company’s balance sheet.